SUPPLEMENT dated July 6, 2005 to
PROSPECTUSES dated May 1, 2005 for
PROTECTIVE PRESERVER VARIABLE LIFE INSURANCE POLICY
issued by Protective Life Insurance Company

THIS SUPPLEMENT IS INTENDED TO CORRECT THE INFORMATION IN THE MAY 1, 2005 PROSPECTUS REGARDING THE CHARGE FOR THE COMPREHENSIVE LONG-TERM CARE ACCELERATED DEATH BENEFIT RIDER. PLEASE NOTE THAT THE POLICY'S CHARGE FOR THE COMPREHENSIVE LONG-TERM CARE ACCELERATED DEATH BENEFIT RIDER HAS NOT INCREASED; THIS SUPPLEMENT IS ISSUED ONLY TO CORRECT THE INFORMATION CONTAINED IN THE PROSPECTUS. STATE VARIATIONS OF THIS RIDER WILL AFFECT THE RIDER CHARGES, SO YOUR CHARGE MAY BE LESS THAN THE CHARGE SHOWN BELOW. YOU SHOULD REFER TO YOUR POLICY FOR THE EXACT CHARGE APPLICABLE TO YOU.

The Periodic Charge section of the Protective Preserver Fee Table identifying the "Comprehensive Long-Term Care Accelerated Death Benefit Rider" on page 10 of the prospectus is revised as follows:

Charge	When Charge is Deducted	Amount Deducted- Maximum Guaranteed Charge	Amount Deducted- Current Charge
Comprehensive Long-Term Care Accelerated Death Benefit Rider (9)	On the Effective Date and on each Monthly Anniversary Day	$75.00	$0.25 per $1,000 of Face Amount, guaranteed not to exceed $75.00 per month

(9) State variations of this rider will affect the rider charges, so your charge may be less than the charge shown. You should refer to your Policy for the exact charge applicable to you.

The section entitled "Comprehensive Long-Term Care Accelerated Death Benefit Rider" on page 38 of the prospectus is replaced with the following:

     "Comprehensive Long-Term Care Accelerated Death Benefit Rider- Protective Preserver. The current monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month."

The first two sentences of the fifth paragraph on page 45 are replaced with the following:

     "The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month."

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